SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 2000


                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        TEXAS                          0-8493                    74-1051605
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
    of incorporation)                                        Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                                   77008
(Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700
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Item 5.     OTHER EVENTS.

On November 30, 2000, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Third Quarter Results.

Item 7.  EXHIBITS.

Exhibit 99.1 Company Press Release dated November 30, 2000, titled "Stewart & Stevenson Services Reports Third Quarter Results."

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
SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STEWART & STEVENSON SERVICES, INC.



Date:  November 30, 2000            By: /s/     JOHN H. DOSTER
                                          Name: John H. Doster
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

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